UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 31, 2020

SPLASH BEVERAGE GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Colorado
(State or Other Jurisdiction of Incorporation)

000-55114	34-1720075
(Commission File Number)	(IRS Employer Identification No.)

4120 Boardman-Canfield Road Canfield, Ohio 44406
(Address of Principal Executive Offices)

(330) 533-1914
(Registrant’s Telephone Number, Including Area Code)
CANFIELD MEDICAL SUPPLY, INC.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 7.01 Regulation FD Disclosure.

On August 3, 2020, Splash Beverage Group, Inc. (the “Company”) issued a press release announcing that the Company’s name change from “Canfield Medical Supply, Inc.” to “Splash Beverage Group, Inc.” (the “Name Change”) had been approved by the Financial Industry Regulatory Authority (“FINRA”). As previously reported, the Name Change was approved by the Board of Directors and a majority of the shareholders of the Company.

In connection with the Name Change, the Company’s common stock began trading on the OTC Pink under the new ticker symbol “SBEV,” effective July 31, 2020.

A copy of the press release is furnished as Exhibit 99.1 of this report.

As of August 5, 2020, the Company has prepared an investor presentation that the Company expects to use, or portions, with possible modifications, in connection with presentations to investors, analysts and others during the fiscal year ending December 31, 2020. The presentation materials (the “Investor Presentation”) are attached as Exhibit 99.2 to this report.

By furnishing this Current Report on Form 8-K and furnishing the Investor Presentation, the Company makes no admission as to the materiality of any information in this Report, including without limitation the Investor Presentation. The Investor Presentation contains forward-looking statements. See Page 2 of the Investor Presentation for a discussion of certain forward-looking statements that are included therein and the risks and uncertainties related thereto.

The information in this Form 8-K and the Exhibit 99.1 and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

On August 5, 2020, the Company issued a press release announcing the appointment of William Meissner as President and Chief of Marketing. Mr. Meissner has over 20 years of multi-faceted experience in executive leadership, marketing, sales and supply-chain with both public and private companies. Prior to joining the Company ,Mr. Meissner served as President and Chief Executive Officer for Sweet Leaf and Tradewinds Tea, a premium beverage vertical designed to build emerging brands. A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated August 3, 2020
99.2	Splash Beverage Group Investor Presentation, July 2020
99.3	Press Release dated August 5, 2020

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2020

SPLASH BEVERAGE GROUP, INC.

/s/ Dean Huge
Dean Huge
Chief Financial Officer

3